UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: January 28, 2022

(Date of earliest event reported)

INTERNET SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55897	81-2775456
(State of Incorporation)	Commission File Number	(IRS EIN)

521 Fifth Ave, 17th Floor

New York, New York 10016

 (Address of principal executive offices)

212-586-4141

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
N/A	N/A	N/A

Item 5.02	DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 4, 2022, the Company received an email resignation from Christopher Morris resigning in his capacity as Chief Financial Officer. This resignation was preceded by 14 days of medical leave by Mr Morris from March 16, 2022 to March 31, 2022. Mr. Morris' resignation was for personal reasons. His departure is not related to the operations, policies or practices of the Company or any issues regarding accounting policies and practices.

Item 9.01	Financial Statements and Exhibits.

Not Applicable

Exhibit No.	Description
10.1	Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Internet Sciences, Inc.

Dated: April 8, 2022	By: /s/ Lynda Chervil
Lynda Chervil, CEO